VARIABLE INSURANCE TRUST: INVESTORS TRUST SERIES

                      Supplement to the Current Prospectus

Effective immediately, the last sentence of the first paragraph in the section entitled "Principal Investment Policies" under the caption "II: Risk Return Summary" for Investors Trust Series is hereby deleted and replaced with the following sentence:

     "The adviser considers the portfolio's overall prospects for appreciation as well as income in managing the series."



                The date of this Supplement is December 31, 2004.